SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2012

SARATOGA RESOURCES, INC.
(Exact name of registrant as specified in Charter)

Texas	0-27563	76-0314489
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7500 San Felipe, Suite 675 Houston, Texas 77063
(Address of Principal Executive Offices)(Zip Code)

713-458-1560
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On December 20, 2012, Saratoga Resources, Inc. issued a press release providing an update on operations and selected estimated financial metrics.  A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, and such information and exhibit shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934 or under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press release, dated December 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA RESOURCES, INC.

Date: December 20, 2012	By:	/s/ Michael Aldridge
Michael Aldridge
Chief Financial Officer

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